                                                                   EXHIBIT 10.21

                            STOCK PURCHASE AGREEMENT

          This STOCK PURCHASE AGREEMENT (this "Agreement") is entered into as of March 5, 1999, by and between City Truck Holdings, Inc., a Delaware corporation (the "Company"), and Anthony William Cavalle ("Purchaser" or "you").

                                    RECITALS

          The Company desires to issue and sell to Purchaser, and Purchaser desires to purchase from the Company, 250 shares (the "Common Shares") of the Company's authorized but unissued Common Stock, par value $.01 per share (the "Common Stock") upon the terms and conditions set forth herein.

          The Company desires to have, and Purchaser is willing to grant to the Company, the right and option to repurchase the Common Shares under certain circumstances upon the terms and conditions contained herein.

          It is a condition precedent to the obligations of the Company under this Agreement that Purchaser enter into (if he has not already) that certain Stockholders' Agreement of even date herewith (the "Stockholders' Agreement") among the Company, Brentwood Associates Buyout Fund II, L.P. (the
"Partnership"), the Purchaser and the Company's other stockholders.

          THEREFORE, in consideration of the premises and of the covenants and conditions contained herein, the parties hereto agree as follows:

     1.  Purchase and Sale; Closing.
    ---------------------------

    (a)  Purchase and Sale.  The Company hereby agrees to issue and sell to
         -----------------
Purchaser, and Purchaser hereby agrees to purchase from the Company on the Closing Date 250 Common Shares for $170 per share (total purchase price of $42,500, payable $425 in cash and by delivery of Purchaser's promissory note in the form attached as Annex "A" (the "Note") in the principal amount of $42,075.

    (b)  The Closing.  The consummation of the purchase and sale of the Common
         -----------
Shares (the "Closing") shall occur on the date of this Agreement or at such other time as the parties may agree (the actual date being called the "Closing Date"). At the Closing, the Company shall deliver to the Escrow Agent (as defined in Section 5 below) the certificates evidencing the Common Shares purchased hereunder by Purchaser.

    2.  Vesting of the Common Stock.
        -----------------------------

        Twenty-five percent (25%) of the Common Shares shall become vested as of each of December 31, 1999, 2000, 2001 and 2002. The foregoing notwithstanding, no Common Shares shall become vested unless Purchaser has been continuously employed by the Company, or any parent or subsidiary of the Company, from the Closing Date until each respective date on which the Common Shares are scheduled to vest; provided, however, that if there is a Termination of Employment (as
         --------  -------
defined below), a pro rata portion of any Common Shares which are scheduled to
                  --- ----
vest during the calendar year in which the Termination of Employment occurs shall become vested immediately upon Termination of Employment (such pro rata
                                                                     --- ----
portion being equal to the ratio of the number of days of employment during the year in question to 365)

     (a) As used herein, "Termination of Employment" shall mean the time when the employee-employer relationship between Purchaser and the Company is terminated for any reason whatsoever, with or without cause. For purposes of this Section 2(b), and elsewhere in this Agreement in the context of employment, the term "Company" shall mean a subsidiary or parent of the Company if Purchaser is then employed by such subsidiary or parent; provided, however, that neither a transfer of Purchaser from the employ
        --------  -------
of the Company to the employ of such subsidiary or parent nor the transfer of Purchaser from the employ of such subsidiary or parent to the employ of the Company shall be deemed a Termination of Employment.

          Anything in this Agreement to the contrary notwithstanding, if the Company is acquired by a third party or parties through an asset purchase, merger or sale of more than 50% (in value) of the outstanding equity securities of the Company (an "Acquisition"), all Common Shares not previously repurchased by the Company pursuant to Section 3 shall vest immediately prior to the Acquisition closing date.

          (b) If the outstanding Common Stock of the Company is hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any stock split, combination of shares, dividend payable in shares, recapitalization, reclassification or other change, then appropriate adjustment shall be made in the number and kind of shares acquired by the Purchaser pursuant to this Agreement, notwithstanding the vesting and escrow requirements contained herein. Any additional share certificates issued in favor of the Purchaser as a result of any such adjustment with respect to any of Purchaser's shares then held by the Escrow Agent pursuant to Section 5 hereof shall be deposited with the Escrow Agent and held in accordance with the Escrow Agreement. In addition, upon the occurrence of any of the foregoing events, appropriate adjustment shall be made, if necessary, in the number, kind and/or price per share of the Shares to be purchased pursuant to Section 1(c) hereof.

     3.  Company Purchase Option.
         -------------------------

     (a) The Company shall have the unconditional right and option to purchase any or all of the Vesting Common Shares that have not vested at a purchase price of $170 per share (the "Option Price") upon a Termination of Employment on the terms and conditions hereinafter provided.

     (b) In addition to the rights set forth in Section 3(a), prior to an initial public offering of Common Stock, the Company shall have the unconditional right and option to purchase any and or all of the Vesting Common Shares that have vested pursuant to this Agreement at a per share purchase price equal to the Fair Market Value thereof (the "Fair Market Value Price") upon a Termination of Employment on the terms and conditions hereinafter provided. The Company's right and option set forth in Sections 3(a) and 3(b) is referred to herein as the "Purchase Option."

          The Purchase Option, if exercised, must be exercised no later than 60 days after a Termination of Employment. The Purchase Option may be exercised in whole or in part. Any Common Stock which becomes subject to the Purchase Option as provided herein but with respect to which the Purchase Option is not exercised in accordance with the terms hereof shall become fully vested upon expiration of the period during which the Purchase Option with respect thereto is effective, and no such Common Stock shall at any time thereafter be subject to the Purchase Option.

     (c) The Purchase Option shall be exercised by written notice signed by an officer of the Company and delivered or mailed to Purchaser as provided in
Section 16(c) of this Agreement and to the Escrow Agent (as defined in Section 5 hereof) as provided in the Joint Escrow Instructions (as defined in Section 5 hereof) and shall be effective immediately upon such delivery or mailing. Amounts due to Purchaser from the Company as a result of exercise of the Purchase Option shall be payable in cash (except as otherwies provided in the Note)promptly after exercise of the Purchase Option or, in the case of ETA Stock and/or "Catch Up Vesting", as soon as reasonably practical after determination of whether or not any applicable Performance Criteria were met.

     (d) As used herein, "Fair Market Value" shall mean the fair market value of a share of Common Stock, representing the price a willing buyer would pay and at which at willing seller would sell, neither under any compulsion or duress. Initially, the parties shall attempt to agree on Fair Market Value for a period of thirty (30) days. If they are unable to reach agreement, each of them shall within ten (10) days nominate an independent appraiser skilled in valuing securities similar to the Common Stock, and the two appraisers so nominated shall appoint a third appraiser within ten (10) days. The third appraiser shall determine Fair Market Value, and such determination shall be conclusive and binding on all parties. Each party shall bear the costs, if any, of the appraiser it nominates, and the parties shall share equally the costs of the third appraiser, the Purchaser's share of which may be deducted by the Company from any amounts payable to Purchaser if Purchaser has not otherwise paid his portion of the third appraiser's costs.

     4.  Employment.
         -------------

          Nothing contained in this Agreement, or in any other agreement entered into by the Company and Purchaser in connection with this Agreement, (i) obligates the Company, or any subsidiary or parent of the Company, to continue to employ Purchaser in any capacity whatsoever, or (ii) prohibits or restricts the Company (or any such subsidiary or parent) from terminating the employment of Purchaser at any time or for any reason whatsoever, with or without cause, and Purchaser hereby acknowledges and agrees that neither the Company nor any other person has made any representations or promises whatsoever to Purchaser concerning Purchaser's employment or continued employment by the Company. In the event of any Termination of Employment, Purchaser shall have the rights set forth herein and in his Stock Purchase Agreement dated October 19, 1998 (the "Original Stock Purchase Agreement"), and no more.

     5.  Escrow of Shares.
         -----------------

          As security for the faithful performance of the terms of this Agreement and for payment of the Note, and to ensure the availability for delivery of the unvested Common Shares in case of an exercise of the Purchase Option, the Common Shares will be deposited with a collateral/escrow agent (the "Agent"). The Agent shall be the same one named in the joint escrow instructions executed concurrently with your Original Stock Purchase Agreement, and you agree that the terms of such joint escrow instructions also control with respect to the Common Shares purchased pursuant to this Agreement. You also agree that the Agent may use any of the stock assignments duly endorsed (with date and number of shares blank) executed by you pursuant to your Original Stock Purchase Agreement pursuant to the terms of those joint escrow instructions

     6.  Change in Capitalization.
         -------------------------

          If from time to time during the term of this Agreement (i) there is any dividend of cash or property or rights to acquire same, any liquidating dividend of cash and/or property, or any stock dividend or stock split or other change in the character or amount of any of the outstanding securities of the Company, or (ii) there is (a) any consolidation, merger or sale of all, or substantially all, of the assets of the Company or (b) a Drag-Along Sale pursuant to the

Stockholders' Agreement, then in such event any and all new, substituted or additional securities or other property to which Purchaser may become entitled by reason of his ownership of Common Shares shall immediately become subject to this Agreement and shall assume the same status with respect to vesting as the Common Shares upon which such dividend was paid or in substitution for which such additional securities or property were distributed. Any cash or cash equivalents received pursuant to this Section 6 shall be invested in conservative, short-term interest bearing securities, and interest earned thereon shall likewise assume the same status as to vesting. While the total Option Price for all Common Shares subject to the Purchase Option shall remain the same after each such event, the Option Price per Common Share upon exercise of the Purchase Option shall be proportionately or otherwise appropriately adjusted as determined in good faith by the Board of Directors of the Company.

     7.  Purchaser Representations and Agreements.
         -----------------------------------------

           Purchaser hereby represents and warrants, and agrees with, the Company as set forth below.

     (a) Purchaser has full power and authority to execute, deliver and perform his obligations under this Agreement and this Agreement is a valid and binding obligation of Purchaser, enforceable in accordance with its terms, except that the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Purchaser is not subject to any agreement not to compete or other restriction on his ability to acquire the Shares being purchased pursuant to this Agreement or to become an employee of the

Company or any of its subsidiaries, and Purchaser will not enter into any such agreement or restriction.

     (b) Purchaser has received and reviewed this Agreement and all annexes and schedules hereto, including the Stockholders' Agreement and all schedules and exhibits attached hereto and thereto, and has received all such business, financial and other information as he deems necessary and appropriate to enable his to evaluate the financial risk inherent in making an investment in the Shares and has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

     (c) Purchaser is acquiring the Shares purchased hereunder with his own funds for investment, for his own account, and not as a nominee or agent for any other person, firm or corporation, and not with a view to the sale or distribution of all or any part thereof, and he has no present intention of selling, granting participation in, or otherwise distributing any of the Shares. Except as provided herein or pursuant to the Stockholders' Agreement, Purchaser does not have any contract, undertaking, agreement or arrangement with any person, firm or corporation to sell, transfer or grant participation to such person, firm or corporation, with respect to any of the Shares.

     (d) Purchaser understands and agrees that (i) the Shares will not be registered under the Securities Act of 1933, as amended (the "Act"), in part based upon an exemption from registration predicated on the accuracy and completeness of his representations and warranties appearing herein and (ii) he will not be permitted to sell, transfer or assign any of the Shares until they are registered under the Act or an exemption from the registration and prospectus delivery requirements of the Act is available, and (iii) there is no assurance that such an exemption from registration will ever be available or that the Shares will ever be able to be sold.

     (e) agrees that in no event will he make a disposition of any Shares or any interest therein, unless such Shares are registered under the Act or unless and until (i) he shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) he shall have furnished the Company with an opinion of counsel reasonably satisfactory in form and content to the Company to the effect that (A) such disposition will not require registration of such Shares under the Act or applicable state securities laws, or (B) that appropriate action necessary for compliance with the Act and applicable state securities laws has been taken, or (iii) the Company shall have waived, expressly and in writing, the provisions of clauses (i) and (ii) of this subsection.

     (f) Purchaser does not require the assistance of an investment advisor or other purchaser representative to participate in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of his investment in the Company, has the ability to bear the economic risks of its investment for an indefinite period of time and has been furnished with and had access to such information as is necessary to verify the accuracy of the information supplied and to have all questions answered by the Company.

     8.  Covenants, Representations and Warranties of the Company.
         ---------------------------------------------------------
           The Company hereby covenants, represents and warrants to Purchaser as set forth below:

     (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to enter into this Agreement, to issue the Shares and to perform its obligations hereunder.

     (b) The execution and delivery of this Agreement by the Company have been duly and validly authorized, and all necessary corporate action has been taken to make this Agreement a valid and binding obligation of the Company, enforceable in accordance with its terms, except that the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

     (c) No approval, authorization, consent, permit or other order or action of or filing with any bank or other lender, court, governmental department or authority, commission, board, bureau, agency, or any other party or parties, nor any compliance with any legally imposed waiting period, is required for the execution and delivery by the Company of this Agreement, or the consummation by the Company of the transactions contemplated hereby.

     (d) The Company now has, and will continue to have, to and including the date of Closing pursuant to this Agreement, the absolute right to sell, assign, transfer and deliver the Shares pursuant to this Agreement, free and clear of all claims, security interests, liens, pledges, charges, options, security agreements or other agreements, arrangements, commitments, obligations or other encumbrances of any kind (hereinafter collectively called "Claims"). Upon the transfer of the Shares pursuant to the terms of this Agreement, the Purchaser will have, except as otherwise expressly provided in this Agreement, good and marketable title to and ownership of such Shares, free and clear of all Claims, and such Shares are, and upon the Closing of this Agreement will be, duly authorized, validly issued and outstanding and fully paid and nonassessable.

     (e) To the best knowledge and belief of the Company, there is no action, suit or proceeding pending or threatened against or affecting the Company in any court or other governmental authority, or before any arbitrator of any kind, which would adversely affect or prevent the execution and delivery by the Company of this Agreement, or the consummation by the Company of the transactions contemplated hereby.

     9.  Conditions of Parties' Obligations.
         -----------------------------------

          The obligations of the Company to issue and sell, and of Purchaser to purchase and pay for, the Shares are also subject to the fulfillment prior to or concurrently with the Closing of the conditions set forth below.

     (a) The representations and warranties of the Purchaser and the Company shall be true and correct on and as of the Closing Date.

     (b) All permits, consents, approvals, orders and authorizations, if any, which the Company is required to obtain from, and all registrations, qualifications, designations, declarations and filings which the Company is required to make with, any state or Federal governmental authority of the United States in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated hereby shall have been duly obtained or made and shall be effective on and as of the Closing Date.

     (c) Purchaser shall have received copies of such supporting documents as Purchaser may reasonably request. The Company shall have received such supporting documents as it may reasonably request to satisfy itself concerning the representations of Purchaser.

     (d) Purchaser shall have become a party to and agreed to be bound by the Stockholders' Agreement, which Stockholders' Agreement is hereby incorporated herein as if set forth in full in this Agreement.

     10.  Restriction on Sale or Transfer.
          --------------------------------

          Except as provided herein, none of the Common Shares that have not vested pursuant hereto (or any beneficial interest therein) shall be sold, transferred, assigned or pledged (including transfer by operation of law) and any attempt to make any such sale, transfer, assignment or pledge shall be null and void and of no effect.

     11.  Legends.
          --------

          In addition to any legends required by the Stockholders' Agreement, the certificates representing the shares of Common Stock purchased pursuant to this Agreement will bear a legend in substantially the following form:

          "The shares represented by this certificate are subject to repurchase under certain circumstances by the issuer pursuant to a Stock Purchase Agreement between the Issuer and the initial purchaser, to which reference is made for a fuller description of such repurchase rights."

     12.  Enforcement.
          ------------

          The parties acknowledge that the remedy at law for any breach or violation of the provisions of Section 10 hereof shall be inadequate and that, in the event of any such breach or violation, the Company or Purchaser, as the case may be, shall be entitled to injunctive relief in addition to any other remedy, at law or in equity, to which he or it may be entitled.

     13.  Violation of Transfer Provisions.
          ---------------------------------

          The Company shall not be required (a) to transfer on its books any Common Shares which shall have been sold, transferred, assigned or pledged in violation of any of the provisions of this Agreement or (b) to treat as owner of such Common Shares or to accord the right to vote or to pay dividends to any purported transferee of Common Shares in violation of any of the provisions of this Agreement.

     14.  Covenant Regarding 83(b) Election.
          ----------------------------------

          Purchaser hereby covenants and agrees that he will make an election pursuant to Treasury Regulation 1.83-2 with respect to the Common Shares and will furnish the Company with a copy of the form of election Purchaser has filed and evidence that such an election has been filed in a timely manner.

     15.  Indemnification.
          ---------------

          Each party hereto shall defend, hold harmless and indemnify the other against and from any damage, loss, expense or liability, including reasonable attorneys' fees, resulting from or arising out of the breach or default in the performance by such party of any of the terms, covenants, representations, warranties and conditions herein. This hold harmless and indemnification obligation, together with the representations, warranties, covenants and agreements of each party hereto, shall survive the termination of this Agreement from any cause whatsoever.

     16.  General Provisions.
          ---------------------

     (a)  No Assignments.  Except as specifically provided to the contrary in
          --------------
this Agreement, neither party shall transfer, assign or encumber any of its or his rights, privileges, duties or obligations under this Agreement without the prior written consent of the other party, and any attempt to so transfer, assign or encumber shall be void; provided, however, that the Company may assign this
                           --------  -------
Agreement and its rights hereunder in connection with an Acquisition of all of the stock of or all or substantially all of the assets of the Company.

     (b)  Notices.  All notices, requests, consents and other communications
          -------
required or permitted hereunder shall be in writing and shall be deemed to have been duly given and made and served either by personal delivery to the person for whom it is intended (including by reputable overnight delivery services which shall be deemed to have effected personal delivery) or by telecopy, receipt of which is acknowledged by the telecopy number set forth below for the applicable addressee, or if deposited, postage prepaid, registered or certified mail, return receipt requested, in the United States mail:

     (i) if to Purchaser, addressed to Purchaser at his address set forth on the signature page hereto, or at such other address as Purchaser may specify by written notice to the Company, or

     (ii) if to the Company, addressed to City Truck Holdings, Inc., c/o Christopher A, Laurence, Brentwood Associates, 11150 Santa Monica Boulevard, Suite 1200 Los Angeles, California 90025, or at such other address as the Company may specify by written notice to the Purchaser.

          Each such notice, request, consent and other communication shall be deemed to have been given upon receipt thereof as set forth above or, if sooner, three days after deposit as described above. The addresses for the purposes of this Section 16(b) may be changed by giving written notice of such change in the manner provided herein for giving notice. Unless and until such written notice is received, the addresses provided herein shall be deemed to continue in effect for all purposes hereunder.

     (c)  Choice of Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the internal laws, and not the laws of conflicts of laws, of the State of Delaware.

     (d)  Severability.  The parties hereto agree that the terms and provisions
          ------------
in this Agreement are reasonable and shall be binding and enforceable in accordance with the terms hereof and, in any event, that the terms and provisions of this Agreement shall be enforced to the fullest extent permissible under law. In the event that any term or provision of this Agreement shall for any reason be adjudged to be unenforceable or invalid, then such unenforceable or invalid term or provision shall not affect the enforceability or validity of the remaining terms and provisions of this Agreement, and the parties hereto hereby agree to replace such unenforceable or invalid term or provision with an enforceable and valid arrangement which in its economic effect shall be as close as possible to the unenforceable or invalid term or provision.

     (e)  Parties in Interest.  All of the terms and provisions of this
          -------------------
Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective permitted successors and assigns of the parties hereto.

     (f)  Modification, Amendment and Waiver. No modification, amendment or
          ----------------------------------
waiver of any provision of this Agreement shall be effective against the Company or Purchaser unless (i) it is contained in a written document executed by the Company and the Purchaser which specifically states that it is an amendment to this Agreement, and, in the case of the Company, has been authorized by its Board of Directors. The failure at any time to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of any of the parties thereafter to enforce each and every provision hereof in accordance with its terms.

     (g)  Integration.  This Agreement constitutes the entire agreement of the
          -----------
     parties with respect to the subject matter hereof and supersedes all prior negotiations, understandings and agreements, written or oral.

     (h)  Headings.  The headings of the sections and paragraphs of this
          --------
Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

     (i)  Counterparts.  This Agreement may be executed in counterpart with the
          ------------
same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

     (j)  Attorneys' Fees. In the event of any controversy, claim or dispute
          ---------------
between the parties arising out of or relating to this Agreement, or the enforcement of the provisions hereof, the substantially prevailing party shall be entitled to recover its costs and expenses, including but not limited to reasonable attorneys' fees incurred in connection herewith.

     (k)  Further Assurances.  The parties agree to use their best efforts and
          ------------------
act in good faith in carrying out their obligations under this Agreement. The parties also agree, without further consideration, to execute such further instruments and to take such further actions as may be necessary or desirable to carry out the purposes and intent of this Agreement.

                           [SIGNATURE PAGE TO FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement as of the date first above written.



CITY TRUCK HOLDINGS, INC.


By______________________________
Name:___________________________
Title:____________________________


PURCHASER:



_________________________________
Anthony William Cavalle

Address:

___________________________________

___________________________________

                                    ANNEX A
                                    -------

                                PROMISSORY NOTE



$42,075.00                                                   Deerfield, Illinois
                                                                   March 5, 1999


          FOR VALUE RECEIVED, the undersigned, Anthony William Cavalle (the "Maker") promises to pay to City Truck Holdings, Inc., a Delaware corporation (the "Company"), or order, the principal sum of Forty-Two Thousand Seventy-Five Dollars ($42,075.00), with interest on the unpaid principal balance from time to time outstanding, at the rate set forth below. The principal amount of this Note and any accrued and unpaid interest under this Note, shall be due and payable on or before the earlier of March 4, 2004, or the date on which the indebtedness under this Note is accelerated as provided for under this Note. This Note is issued in connection with that certain Stock Purchase Agreement of even date herewith by and between the Company and Maker (the "Stock Purchase Agreement"). Accrued and unpaid interest shall be payable annually on March 5 of each year and at all other times as set forth herein.

          The unpaid principal balance on this Note shall bear interest at the rate of five and 30/100 percent (5.3%) per annum.

          All payments under this Note shall be made to the Company or its order, in lawful money of the United States of America at the offices of the Company at its then principal place of business or at such other place as the Company or any holder hereof shall designate for such purpose from time to time. This Note is secured pursuant to that certain Pledge Agreement of even date herewith between the Company and Maker (the "Pledge Agreement").

          This Note shall be prepaid as follows:

               (a) This Note requires mandatory prepayments at the times and in the amounts set forth in the Pledge Agreement. In addition, upon any other disposition of any of the capital stock of the Company owned by Maker, an amount equal to eighty percent (80%) of the gross cash proceeds of such disposition shall be applied to prepay this Note. In addition, upon an Acquisition (as defined in the Stock Purchase Agreement), this Note shall be prepaid in full. Capitalized terms stated herein to be as defined in the Stock Purchase Agreement shall have the meanings assigned therein or, if not defined therein the meanings in the Original Stock Purchase Agreement (as such term is defined in the Stock Purchase Agreement).

               (b) An amount equal to thirty percent (30%) of any bonus paid to Maker by the Company or any subsidiary in connection with Maker's employment shall be applied to prepay this Note, and the Company is hereby expressly authorized to offset (or cause any such subsidiary to offset) such amount against any bonus otherwise payable Maker.

                                  Annex A - 1

               (c) The Note shall be prepaid in full if Maker voluntarily terminates his employment with the Company or any subsidiary of the Company .

               (d) If Maker's employment by the Company or any subsidiary of the Company is terminated by the Company or such subsidiary without "cause" (as defined in the Stock Purchase Agreement), and if in connection with such termination the Company elects to repurchase any of Maker's shares of common stock of the Company pursuant to the Stock Purchase Agreement, the purchase price for such repurchased shares may be offset by the Company against this Note.

          Each payment under this Note shall be applied in the following order:
(i) to the payment of costs and expenses provided for under this Note; (ii) to the payment of accrued and unpaid interest; and (iii) to the payment of outstanding principal. The Company and each holder hereof shall have the continuing and exclusive right to apply or reverse and reapply any and all payments under this Note.

          This Note may be prepaid in whole or in part at any time, after five days' written notice of Maker's intention to make any such prepayment, which notice shall specify the date and amount of such prepayment. Any prepayment shall be without penalty except that interest shall be paid to the date of payment on the principal amount prepaid.

          The occurrence of any of the following events shall constitute an "Event of Default" hereunder: (a) failure of Maker to pay when due, whether at its stated maturity, by declaration, acceleration, demand or otherwise, any principal or interest due under this Note or under any other note, loan agreement or obligation for borrowed money or for the unpaid purchase price for goods or services; (b) (i) a court having jurisdiction in the premises shall enter a decree or order of relief in respect of Maker in an involuntary case under Title 11 of the United State Code entitled "Bankruptcy" (as now or hereinafter in effect or any successor thereto, the "Bankruptcy Code") or any applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against Maker under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or the entry of a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, interim receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Maker or over all or a substantial part of his property shall have been entered; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of Maker and, in the case of any event described in this clause (ii), such an event shall have continued for thirty (30) days undismissed, bonded or discharged; (c) Maker shall commence a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or Maker shall make an assignment for the benefit of creditors; or Maker shall be unable or fail, or shall admit in writing her inability to pay her debts as such debts become due; or (d) a default shall occur under the Pledge Agreement.

          Upon the occurrence of an Event of Default, including, without limitation, failure to make any principal or interest payment by the stated maturity (whether by acceleration,

                                  Annex A - 2
required prepayment, notice of prepayment or otherwise) for such payment, interest shall thereafter accrue on the entire unpaid principal balance under this Note, including without limitation any delinquent interest which has been added to the principal amount due under this Note pursuant to the terms hereof, at the rate set forth herein plus two percent (2%) per annum (on the basis of a 365-day year and the actual number of days elapsed). In addition, upon the occurrence of an Event of Default the holder of this Note may, at its option, without notice to or demand upon Maker or any other party, declare immediately due and payable the entire principal balance hereof together with all accrued and unpaid interest thereon, plus any other amounts then owing pursuant to this Note, whereupon the same shall be immediately due and payable. On each anniversary of the date of any Event of Default and while such Event of Default is continuing, all interest which has become payable and is then delinquent shall, without curing the default under this Note by reason of such delinquency, be added to the principal amount due under this Note, and shall thereafter bear interest at the same rate as is applicable to principal, with interest on overdue interest to bear interest, in each case to the fullest extent permitted by applicable law, both before and after default, maturity, foreclosure, judgment and the filing of any petition in a bankruptcy proceeding. Notwithstanding anything in this Note to the contrary, in no event shall interest be charged under this Note which would violate any applicable law, and if the interest set forth in this Note would violate any law it shall be reduced to an amount which would not violate any law.

          No waiver or modification of any of the terms of this Note shall be valid or binding unless set forth in a writing specifically referring to this Note and signed by a duly authorized officer of the Company or any holder of this Note, and then only to the extent specifically set forth therein.

          If any Event of Default occurs, Maker and all guarantors and endorsers hereof, and their successors and assigns, promise to pay any expenses, including attorneys' fees, incurred by each holder hereof in collecting or attempting to collect the indebtedness under this Note, whether or not any action or proceeding is commenced. None of the provisions hereof and none of the holder's rights or remedies under this Note on account of any past or future defaults shall be deemed to have been waived by the holder's acceptance of any past due payments or by any indulgence granted by the holder to Maker.

          Maker and all guarantors and endorsers hereof, and their successors and assigns, hereby waive presentment, demand, diligence, protest and notice of every kind, and agree that they shall remain liable for all amounts due under this Note notwithstanding any extension of time or change in the terms of payment of this Note granted by any holder hereof, any change, alteration or release of any property now or hereafter securing the payment hereof or any delay or failure by the holder hereof to exercise any rights under this Note. Maker and all guarantors and endorsers hereof, and their successors and assigns, hereby waive the right to plead any and all statutes of limitation as a defense to a demand under this Note to the full extent permitted by law.

          This Note shall inure to the benefit of the Company, its successors and assigns and shall bind the heirs, executors, administrators, successors and assigns of Maker. Each reference herein to powers or rights of the Company shall also be deemed a reference to the same power or right of such assignees, to the extent of the interest assigned to them.

                                  Annex A - 3

          In the event that any one or more provisions of this Note shall be held to be illegal, invalid or otherwise unenforceable, the same shall not affect any other provision of this Note and the remaining provisions of this Note shall remain in full force and effect.

          This Note shall be governed by and construed in accordance with the laws of the State of Illinois, without giving effect to the principles thereof relating to conflicts of law.

          IN WITNESS WHEREOF, Maker has caused this Note to be duly executed as of the day and year first written above.



                                                --------------------------------
                                                     ANTHONY WILLIAM CAVALLE

                                  Annex A - 4